LATEEF FOCUSED SUSTAINABLE GROWTH FUND

Portfolio of Investments

January 31, 2021

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 97.5%
Basic Materials — 3.4%
Sherwin-Williams Co. (The)	2,677	$1,851,948

Communications — 19.1%
Alphabet, Inc., Class A*	1,433	2,618,607
Amazon.com Inc.*	688	2,205,866
Palo Alto Networks, Inc.*	7,632	2,676,924
Twitter, Inc.*	22,798	1,151,983
Walt Disney Co. (The)*	9,528	1,602,324

		10,255,704

Consumer, Cyclical — 12.9%
Aptiv PLC	20,573	2,748,553
Southwest Airlines Co.	46,972	2,063,949
Starbucks Corp.	21,721	2,102,810

		6,915,312

Consumer, Non-cyclical — 23.9%
Catalent, Inc.*	23,783	2,736,234
Danaher Corp.	10,968	2,608,629
Halozyme Therapeutics, Inc.*	51,751	2,462,830
IQVIA Holdings, Inc.*	14,076	2,502,713
PayPal Holdings, Inc.*	10,741	2,516,724

		12,827,130

Financial — 16.7%
AerCap Holdings NV*	24,105	921,775
Progressive Corp. (The)	21,112	1,840,755
SVB Financial Group*	2,397	1,049,359
Visa, Inc., Class A	11,119	2,148,747

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial — (Continued)
Wells Fargo & Co.	100,760	$3,010,709

		8,971,345

Industrial — 5.0%
Ball Corp.	14,844	1,306,569
Martin Marietta Materials, Inc.	4,794	1,377,843

		2,684,412

Technology — 16.5%
Fiserv, Inc.*	18,134	1,862,180
Intuit, Inc.	4,551	1,643,958
Microsoft Corp.	12,230	2,836,871
salesforce.com, Inc.*	11,237	2,534,618

		8,877,627

TOTAL COMMON STOCKS (Cost $34,740,924)		52,383,478

TOTAL INVESTMENTS - 97.5% (Cost $34,740,924)		52,383,478

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%		1,330,841

NET ASSETS - 100.0%		$53,714,319

*	Non-income producing.

PLC   Public Limited Company

See accompanying Notes to the Quarterly Portfolio of Investments.

LATEEF FOCUSED SUSTAINABLE GROWTH FUND

Notes to the Quarterly Portfolio of Investments

January 31, 2021

(Unaudited)

A. Portfolio Valuation:

Portfolio Valuation – The Lateef Focused Sustainable Growth Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the FundVantage Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

LATEEF FOCUSED SUSTAINABLE GROWTH FUND

Notes to the Quarterly Portfolio of Investments (Continued)

January 31, 2021

(Unaudited)

The following is a summary of the inputs used, as of January 31, 2021, in valuing the Fund’s investments carried at fair value:

	Total Value at 01/31/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$52,383,478	$52,383,478	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended January 31, 2021, there were no transfers in or out of Level 3.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the

LATEEF FOCUSED SUSTAINABLE GROWTH FUND

Notes to the Quarterly Portfolio of Investments (Concluded)

January 31, 2021

(Unaudited)

contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of January 31, 2021, the Fund had no written options.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

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